0 GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION Quarter Ended December 31, 2015 GOLUBCAPITALBDC.COM GBDC

1 DISCLAIMER Some of the statements in this presentation constitute forward - looking statements, which relate to future events or our future performance or financial condition. The forward - looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any , from the operations of our portfolio companies; general economic trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd - Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and the effect of changes to tax legislation and our tax position. Such forward - looking statements may include statements preceded by , followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words . We have based the forward - looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward - looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K and registration statements on Form N - 2. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third - party service providers. We have not independently verified such statistics or data . In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction or projection of future results, and there can be no assurance that we will achieve similar results in the future.

2 SUMMARY OF QUARTERLY RESULTS First Fiscal Quarter 2016 Highlights Net increase in net assets resulting from operations (i.e. net income) for the quarter ended December 31, 2015 was $20.6 mill ion , or $0.40 per share, as compared to $19.5 million, or $0.38 per share, for the quarter ended September 30, 2015. Net investment income for the quarter ended December 31, 2015 was $15.0 million, or $0.29 per share, as compared to $15.5 million, or $0.30 per share, for the quarter ended September 30, 2015. Excluding a $1.4 million accrual for the capital gain incentive fee under GAAP, net investment income for the quarter end ed December 31, 2015 was $16.4 million, or $0.32 1 per share, as compared to $16.3 million, or $0.32 1 per share, when excluding a $0.8 million accrual for the capital gain incentive fee under GAAP for the quarter ended Septembe r 30, 2015. Net asset value per share rose from $15.80 to $15.89, the fourteenth consecutive quarterly increase. Net realized and unrealized gains on investments and secured borrowings of $5.6 million, or $0.11 per share, for the quarter end ed December 31, 2015 were the result of $5.0 million of net realized gains and $0.6 million of net unrealized appreciation. New middle - market investment commitments totaled $149.9 million for the quarter ended December 31, 2015. Including investments of $15.5 million in Senior Loan Fund LLC (“SLF”), total new investment commitments were $165.4 million. Approximately 21% of the new investment commitments were senior secured loans, 69 % w ere one stop loans, 9 % were investments in SLF, and 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value decreased by $1.3 million d uri ng the three months ended December 31, 2015. Total investments in portfolio companies at fair value held by SLF increased by 11.6%, or $36.8 million, during the quarter ended December 31, 201 5. 1. As a supplement to U.S. generally accepted accounting principles (“ GAAP ”) financial measures, the Company has provided this non - GAAP performance result. The Company believes that this non - GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of our investment advisory agreement with GC Advisors ( the “Investment Ad vis ory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period end ed December 31, 2015 is $0 . However, in accordance with GAAP, we are required to include aggregate unrealized appreciation on investments in the calculat ion and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non - GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non - GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 3 for a reconciliation to the nearest GAAP measure, net investment income per share.

3 FINANCIAL HIGHLIGHTS Q1 2 016 Q4 2 015 Q3 2015 Q2 2 015 Q1 2 015 Earnings per share $ 0.40 $ 0.38 $ 0.36 $ 0.38 $ 0.32 Net investment income per share 0.29 0.30 0.30 0.29 0.31 Accrual for capital gain incentive fee per share 0.03 0.02 0.02 0.02 N/A Net investment income before accrual for capital gain incentive fee per share 1 0.32 0.32 0.32 0.31 0.31 Net realized /unrealized gain (loss) per share 0.11 0.08 0.06 0.09 0.01 Net asset value per share 15.89 15.80 15.74 15.61 15.55 Distributions paid per share 0.32 0.32 0.32 0.32 0.32 Q1 2016 Q4 2015 Q3 2015 Q2 2 015 Q1 2 015 Investments in Portfolio Companies, at Fair Value (000s) $ 1,416,533 $ 1,430,848 $ 1,482,822 $ 1,366,048 $ 1,361,021 Investments in SLF, at Fair Value (000s) $ 111,929 $ 98,936 $ 87,865 $ 57,015 $ 39,705 Total Fair Value of Investments (000s) $ 1,528,462 $ 1,529,784 $ 1,570,687 $ 1,423,063 $ 1,400,726 Number of Portfolio Company Investments 2 169 164 157 146 147 Average Investment Size (000s) $ 8,382 $ 8,725 $ 9,445 $ 9,356 $ 9,259 Fair Value as a Percentage of Principal (Loans) 98.7% 98.5% 98.6% 98.6% 98.5% 1. As a supplement to GAAP financial measures, the Company has provided this non - GAAP performance result. The Company believes that this non - GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended December 31, 2015 is $0. However, in accordance with GAAP, we are required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital app reciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating th e f ee actually payable under the Investment Advisory Agreement. Although this non - GAAP financial measure is intended to enhance investors’ understanding of the C ompany’s business and performance, this non - GAAP financial measure should not be considered an alternative to GAAP. 2. Excludes SLF.

4 PORTFOLIO HIGHLIGHTS – NEW ORIGINATIONS Originations and Net Funds Growth New investment commitments totaled $165.4 million for the quarter ended December 31, 2015, including investments totaling $15 .5 million in SLF. Total investments at fair value decreased by 0.1%, or $1.3 million, for the quarter ended December 31, 2015 from September 30, 2015. During the quarter ended December 31, 2015, SLF purchased $79.2 million of investments and unfunded comm itm ents at fair value from GBDC. Select Portfolio Funds Roll Data (in millions) Q1 2 016 Q4 2 015 Q3 2 015 Q2 2 015 Q1 2 015 New Investment Commitments $ 165.4 $ 199.4 $ 401.4 $ 179.0 $ 146.5 Exits and Sales of Investments 1 171.4 237.6 233.6 147.0 80.9 Net Funds Growth 2 (1.3) (40.9) 147.6 22.3 53.1 Asset Mix of New Investments Q1 2 016 Q4 2 015 Q3 2 015 Q2 2 015 Q1 2 015 Senior Secured 21% 19% 13% 31% 53% One Stop 69% 74% 78% 58% 43% Second Lien 0% 0% 0% 0% 0% Subordinated Debt 0% 0% 0% 0% 0% Investment in SLF 9% 6% 8% 9% 3% Equity 1% 1% 1% 2% 1% 1. Includes full and partial payoffs and sales of $79.2 million to SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other va ria bles such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc.

5 $1,401 $1,423 $1,571 $1,530 $1,528 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 3% 3% <1% 4% 4% <1% 5% 4% <1% 6% 4% <1% 7% 4% <1% PORTFOLIO HIGHLIGHTS ― PORTFOLIO DIVERSITY AS OF DECEMBER 31, 2015 13% 15% 15% 10% 10% 8% 6% 4% 4% 3% 3% 7% 15% Diversified/Conglomerate Service – 15% Healthcare, Education and Childcare – 15% Electronics – 10% Retail Stores – 10% Beverage, Food and Tobacco – 8% Aerospace and Defense – 6% Diversified/Conglomerate Manufacturing – 4% Personal, Food and Miscellaneous Services – 4% Leisure, Amusement, Motion Pictures, Entertainment – 3% Personal and Non Durable Consumer Products (Mfg. Only) – 3% SLF – 7% Other – 15% 99.7% Interest Rate on Loans 2 Fixed – 0.3% 1. Excludes investment in SLF. 2. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and exclu des equity investments . Diversity by Investment Size Top 10 Investments 20% Top 25 Investments 41% Remaining 144 Investments 52% SLF 7% INVESTMENT PORTFOLIO $1,417MM 1 // 169 INVESTMENTS 1 – AVERAGE SIZE $8.4MM Historical Investment Portfolio ($mm) Industry Diversity of Investments Floating 72% 73% 74% 74% 74% 18% 15% 14% 12% 4% 4% 3% 3% 3%

6 8.3% 8.4% 8.4% 8.8% 8.2% 7.8% 7.9% 7.6% 8.0% 7.6% 3.3% 3.3% 3.2% 3.2% 3.3% 5.0% 5.1% 5.2% 5.6% 4.9% 0.3% 0.3% 0.3% 0.3% 0.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Investment income yield Income yield Weighted average cost of debt Weighted average net investment spread 3-Month London Interbank Offered Rate ("LIBOR") 4 6 5 3 PORTFOLIO HIGHLIGHTS – SPREAD ANALYSIS 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loa ns, the contractual rate is calculated using current LIBOR, the spread over LIBOR and the impact of any LIBOR floor. For fixe d r ate loans, the contract rate is the stated fixed rate. 2. Excludes subordinated note investment in SLF . 3. Investment income yield is calculated as (a) the actual amount earned on earning investments , including subordinated note investment in SLF, including interest and fee income and amortization of capitalized fees and discounts, divided by (b ) the daily average of total earning investments at fair value. 4. Income yield is calculated as (a) the actual amount earned on earning investments, including subordinated note investment in SLF, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b ) the daily average of total investments at fair value. 5. The weighted average cost of debt is calculated as (a) the actual amount incurred on debt obligations divided by (b) the daily average of total debt obligations. 6. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt . Portfolio Rotation – Debt Investments Q1 2 016 Q4 2 015 Q3 2 015 Q2 2 015 Q1 2 015 Weighted average interest rate of new investments 1,2 6.7% 6.8% 6.8% 6.5% 6.8% Weighted average interest rate on investments that were sold or paid - off 7.3% 6.9% 6.8% 6.5% 6.5% Weighted average spread over LIBOR of new floating rate investments 2 5.7% 5.8% 5.8% 5.4% 5.8% Weighted average interest rate of new fixed rate investments N/A N/A N/A 10.8% N/A Weighted average fees on new investments 1.5% 1.5% 1.4% 1.3% 1.8%

7 PORTFOLIO HIGHLIGHTS – CREDIT QUALITY Credit Quality – Investment Portfolio Fundamental credit quality remains strong with non - accrual investments as a percentage of total investments at fair value increa sing slightly to 0.5% as of December 31, 2015 from 0.4% as of September 30, 2015. Non - accrual investments at amortized cost declined from 1.1% as of September 30, 2015 to 0.9% as of December 31, 2015 due to the disposition of one non - accrual investment. Over 90.0% of the investments in our portfolio continue to have an Internal Performance Rating 1 of 4 or higher as of December 31, 2015. The fair value of debt investments as a percentage of principal amount remained stable at 98.7% for the quarter ended December 31, 2015. Non - Accrual – Debt Investments Q1 2 016 Q4 2 015 Q3 2 015 Q2 2 015 Q1 2 015 Non - accrual investments at amortized cost (000s) $ 13,104 $ 17,078 $ 8,019 $ 10,834 $ 6,987 Non - accrual investments / Total investments at amortized cost 0.9% 1.1% 0.5% 0.8% 0.5% Non - accrual investments at fair value (000s) $ 6,828 $ 6,487 $ 3,204 $ 3,209 $ 2,233 Non - accrual investments / Total investments at fair value 0.5% 0.4% 0.2% 0.2% 0.2% 1. Please see Internal Performance Ratings definitions on the following page .

8 PORTFOLIO HIGHLIGHTS – PORTFOLIO RATINGS Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is p erforming substantially below expectations and the loan’s risk has substantially increased since origination December 31, 2015 September 30, 2015 June 30, 2015 Internal Performance Rating Investments at Fair Value (in thousands) % of Total Portfolio Investments at Fair Value (in thousands) % of Total Portfolio Investments at Fair Value (in thousands) % of Total Portfolio 5 $ 79,344 5.2% $ 134,142 8.8% $ 203,990 13.0% 4 $ 1,342,163 87.8% $ 1,298,558 84.9% $ 1,274,300 81.1% 3 $ 89,819 5.9% $ 87,687 5.7% $ 81,529 5.2% 2 $ 17,136 1.1% $ 9,397 0.6% $ 10,868 0.7% 1 $ - 0.0% $ - 0.0% $ - 0.0% Total $ 1,528,462 1 00.0% $ 1,529,784 1 00.0% $ 1,570,687 1 00.0% Strong Portfolio Risk Ratings Internal Performance Ratings Definition

9 QUARTERLY STATEMENTS OF FINANCIAL CONDITION As of ( Dollar amounts in thousands , except per share data) December 31, 2015 (unaudited) September 30, 2015 (audited) June 30, 2015 (unaudited) March 31, 2015 (unaudited) December 31, 2014 (unaudited) Assets Investments, at fair value $ 1,528,462 $ 1,529,784 $ 1,570,687 $ 1,423,063 $ 1,400,726 Cash and cash equivalents 6,871 5,468 6,487 3,068 5,740 Restricted cash and cash equivalents 94,199 92,016 50,200 54,470 35,686 Other assets 11,315 6,158 18,432 23,002 18,431 Total Assets $ 1,640,847 $ 1,633,426 $ 1,645,806 $ 1,503,603 $ 1,460,583 Liabilities Debt $ 809,050 $ 813,250 $ 823,100 $ 754,450 $ 714,650 Unamortized debt issuance costs 1 (6,448) (7,624) - - - Secured borrowings, at fair value 346 355 363 372 380 Interest payable 4,872 2,722 4,602 2,611 4,455 Management and incentive fee payable 9,566 11,754 8,682 7,158 5,853 Other liabilities 7,101 2,099 2,015 1,620 1,527 Total Liabilities 824,487 822,556 838,762 766,211 726,865 Total Net Assets 816,360 810,870 807,044 737,392 733,718 Total Liabilities and Net Assets 1 $ 1,640,847 $ 1,633,426 $ 1,645,806 $ 1,503,603 $ 1,460,583 Net Asset Value per Share $ 15.89 $ 15.80 $ 15.74 $ 15.61 $ 15.55 GAAP leverage 1.00x 1.01x 1.03x 1.02x 0.97x Regulatory leverage 2 0.72x 0.73x 0.75x 0.74x 0.69x Asset coverage 2 239.2% 237.3% 233.5% 234.6% 244.4% 1. On October 1, 2015, we adopted Accounting Standards Update (“ASU”) 2015 - 03 which requires that debt issuance costs related to a rec ognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015 - 03 requires the changes to be applied retrospectively. 2. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our small business investme nt company (“SBIC”) subsidiaries from our 200% asset coverage test. As such , asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of our SBICs.

10 QUARTERLY OPERATING RESULTS For the three months ended ( Dollar amounts in thousands , except share and per share data) December 31, 2015 (unaudited) September 30, 2015 (unaudited) June 30, 2015 (unaudited) March 31, 2015 (unaudited) December 31, 2014 (unaudited) Investment Income Interest income $ 29,193 $ 31,495 $ 29,838 $ 27,489 $ 27,319 Dividend income 1,007 675 492 377 18 Fee income 300 1,382 80 595 208 Total Investment Income 30,500 33,552 30,410 28,461 27,545 Expenses Interest and other debt financing expenses 6,731 6,657 6,142 6,017 5,694 Base management fee 5,314 5,428 5,226 4,855 4,821 Incentive fee 1,771 4,514 2,383 2,258 1,071 Other operating expenses 1,383 1,472 1,454 1,577 1,402 Total Expenses 15,199 18,071 15,205 14,707 12,988 Excise tax 302 - - - - Net Investment Income after excise tax 14,999 15,481 15,205 13,754 14,557 Net Gain (Loss) on Investments and Secured Borrowings Net realized gain (loss) on investments 4,978 4,851 (1,746) 4,523 1,726 Net unrealized appreciation (depreciation) on investments and secured borrowings 662 (862) 4,829 (416) (1,111) Net gain (loss) on investments and secured borrowings 5,640 3,989 3,083 4,107 615 Net Increase in Net Assets Resulting from Operations $ 20,639 $ 19,470 $ 18,288 $ 17,861 $ 15,172 Per Share Earnings P er Share $ 0.40 $ 0.38 $ 0.36 $ 0.38 $ 0.32 Net Investment Income Per Share $ 0.29 $ 0.30 $ 0.30 $ 0.29 $ 0.31 Distributions Paid $ 0.32 $ 0.32 $ 0.32 $ 0.32 $ 0.32 Weighted average common shares outstanding 51,302,788 51,260,320 50,491,035 47,174,501 47,121,194 Common shares outstanding at end of period 51,379,787 51,300,193 51,259,434 47,225,212 47,171,518

11 0.31 0.29 0.30 0.30 0.29 0.01 0.09 0.06 0.08 0.11 $0.32 $0.38 $0.36 $0.38 $0.40 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 Q1'15 Q2'15 Q2'15 Q4'15 Q1'16 NII Gains/Loss 8.2% 9.8% 9.2% 9.5% 10.1% 7.9% 7.6% 7.7% 7.6% 7.3% 8.0% 8.0% 8.0% 8.0% 8.0% 6% 8% 10% 12% Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Net Income NII NII before accrual for capital gain incentive fee $14.53 $14.69 $14.58 $14.60 $14.66 $14.80 $15.12 $15.21 $15.23 $15.41 $15.44 $15.55 $15.55 $15.61 $15.74 $15.80 $15.89 $14.00 $14.25 $14.50 $14.75 $15.00 $15.25 $15.50 $15.75 $16.00 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 FINANCIAL PERFORMANCE HIGHLIGHTS Quarterly EPS Composition Annualized Return on Average Equity 1, 2 GBDC Quarterly NAV per Common Share Since FY 2012 Q1 1. The net investment income (“NII”) annualized return on average equity is calculated as (a) the net investment income for the per iod presented divided by (b) the daily average of total net assets. 2. The net income annualized return on average equity is calculated as (a) the net increase in assets resulting from operations for the period presented divided by (b) the daily average of total net assets. 3. As a supplement to GAAP financial measures, the Company has provided this non - GAAP performance result. The Company believes that this non - GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee whi ch is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended December 31 , 2 015 is $0. However, in accordance with GAAP, we are required to include aggregate unrealized appreciation on investments in t he calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted t o b e considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non - GAAP financial m easure is intended to enhance investors’ understanding of the Company’s business and performance, this non - GAAP financial measure should not be considered an alternative to GAAP . The NII before accrual for capital gain incentive fee annualized return on average equity is calculated as (a) the net inve stm ent income before the reduction for the accrual for capital gain incentive fee for the period presented divided by (b) the Company’s net assets before taking into account any incentive fees payable . 3

12 PORTFOLIO HIGHLIGHTS – SENIOR LOAN FUND LLC Net growth in investments, at fair value, for the quarter ended December 31, 2015 was $36.8 million, an 11.6% increase from S ept ember 30, 2015, as SLF purchased $79.2 million of investments and unfunded commitments from GBDC at fair value. The annualized quarterly return for the quarter ended December 31, 2015 was (0.4)%. The total return was negatively impacted by mark - to - market unrealized losses on some broadly syndicated and middle - market loans. Subject to leverage and borrowing base restrictions, as of December 31, 2015, SLF had approximately $58.9 million of remainin g c ommitments and $0.5 million of availability on its revolving credit facility. (Dollar amounts in thousands) As of Balance Sheet December 31, 2015 (unaudited) September 30, 2015 (audited) June 30, 2015 (unaudited) March 31, 2015 (unaudited) Total investments, at fair value $ 354,468 $ 317,623 $ 255,523 $ 189,151 Cash and other assets 18,158 5,772 9,379 4,846 Total assets $ 372,626 $ 323,395 $ 264,902 $ 193,997 Senior credit facility $ 241,100 $ 212,300 $ 159,455 $ 121,300 Unamortized debt issuance costs 1 (2,102) (2,464) - - Other liabilities 5,710 489 5,030 7,537 Total liabilities 244,708 210,325 164,485 128,837 Subordinated debt and members’ equity 127,918 113,070 100,417 65,160 Total liabilities and members’ equity $ 372,626 $ 323,395 $ 264,902 $ 193,997 Senior leverage 1.88x 1.88x 1.59x 1.86x 1. On October 1, 2015, we adopted ASU 2015 - 03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015 - 03 requires the changes to be applied retrospectively. 2. GBDC’s annualized total return is calculated by dividing total income (loss) earned on our investments in SLF subordinated notes and SLF LLC equity interests by the combined daily average of our investments in (1) the principal of the SLF subordinated notes and (2) the net asset value of the SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on GB DC’s investments in SLF and the income from such investments. (Dollar amounts in thousands) For the three months ended GBDC Return on Investments in SLF December 31, 2015 (unaudited) September 30, 2015 (unaudited) June 30, 2015 (unaudited) March 31, 2015 (unaudited) Total income (loss) $ (110) $ 1,119 $ 1,455 $ 1,214 Annualized total return 2 (0.4)% 4.8% 8.5% 11.0%

13 LIQUIDITY AND INVESTMENT CAPACITY Cash and Cash Equivalents Unrestricted cash and cash equivalents totaled $6.9 million as of December 31, 2015. Restricted cash and cash equivalents totaled $94.2 million as of December 31, 2015. Restricted cash is held in our securitiza tio n vehicles, SBIC subsidiaries and our revolving credit facility subsidiary and is reserved for quarterly interest payments and is also available for new investments that qualify for acquisition by the se entities. Debt Facilities - Availability Revolving Credit Facility - As of December 31, 2015, subject to leverage and borrowing base restrictions, we had approximately $76.9 million of remaining commitments and $25.1 million of availability on our $200.0 million revolving credit facility with Wells Fargo. SBIC Debentures – Due to the recent legislation passed by Congress that increased the “family of funds” limit to $350.0 million, we have submitted a $75.0 million debenture commitment application for GC SBIC V L.P.

14 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A - 1 Notes Aaa/AAA $191.0 3 Month LIBOR + 1.75% April 25, 2026 April 28, 2018 Class A - 2 Notes Aaa/AAA $20.0 3 Month LIBOR + 1.95% April 25, 2026 April 28, 2018 Class B Notes Aa2/AA $35.0 3 Month LIBOR + 2.50% April 25, 2026 April 28, 2018 Total Notes Issued 2 $246.0 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A Notes Aaa/AAA $203.0 3 Month LIBOR + 1.74% July 20, 2023 July 20, 2017 Class B Notes Aa/AA $12.0 3 Month LIBOR + 2.40% July 20, 2023 July 20, 2017 Total Notes Issued 1 $215.0 Issuer Amount Outstanding ($mm) Maximum Commitment ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility $123.1 $200.0 1 Month LIBOR + 2.25% July 30, 2020 July 29, 2017 SBIC IV $150.0 $150.0 3.7% 3 10 - year maturity after drawn June 6, 2017 SBIC V $75.0 $75.0 3.7% 3 10 - year maturity after drawn May 27, 2019 2010 Debt Securitization 2014 Debt Securitization 1. The Subordinated Notes issued in the 2010 Debt Securitization, as amended in February 2013, totaling $135 million were retain ed by us. 2. The Class C Notes and LLC Equity Interests issued in the 2014 Debt Securitization, totaling $37.5 million and $119.1 million, res pec tively, were retained by us. 3. The SBA debentures have interest rates that are fixed at various pooling dates and have an average annualized rate of 3.7%. Debt Facilities DEBT FACILITIES

15 COMMON STOCK AND DISTRIBUTION INFORMATION Common Stock Data Distribution Data Date Declared Record Date Payment Date Amount Per Share Total Amount (in thousands) November 26, 2013 December 17, 2013 December 27, 2013 $0.32 $13,851 February 4, 2014 March 17, 2014 March 28, 2014 $0.32 $13,864 May 6, 2014 June 16, 2014 June 27, 2014 $0.32 $15,048 August 5, 2014 September 16, 2014 September 26, 2014 $0.32 $15,061 November 17, 2014 December 18, 2014 December 29, 2014 $0.32 $15,078 February 3, 2015 March 20, 2015 March 27, 2015 $0.32 $15,095 May 11, 2015 June 18, 2015 June 29, 2015 $0.32 $16,393 August 4, 2015 September 7, 2015 September 29, 2015 $0.32 $16,403 November 17, 2015 December 11, 2015 December 29, 2015 $0.32 $16,416 February 2, 2016 March 7 , 2016 March 30, 2016 $0.32 $16,442 Fiscal Year Ended September 30, 2 015 High Low End of Period First Quarter $18.15 $16.15 $17.93 Second Quarter $18.04 $17.05 $17.55 Third Quarter $17.90 $16.56 $16.56 Fourth Quarter $17.13 $15.90 $15.98 Fiscal Year Ended September 30, 2 016 First Quarter $17.47 $16.12 $16.63 1. Estimated based on the number of shares outstanding on February 5, 2016. 1